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                                                                   EXHIBIT 10.10

[THE BOND MARKET ASSOCIATION LOGO]

                           MASTER REPURCHASE AGREEMENT
                             SEPTEMBER 1996 VERSION

                                                      Dated as of March 24, 2003

Between:

WACHOVIA BANK, NATIONAL ASSOCIATION
and
CAPITALSOURCE REPO FUNDING LLC

1. APPLICABILITY

From time to time the parties hereto may enter into transactions in which one party ("Seller") agrees to transfer to the other ("Buyer") securities or other assets ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I hereto and in any other annexes identified herein or therein as applicable hereunder.

2. DEFINITIONS

(a) "Act of Insolvency", with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency or similar law, or such party seeking the appointment or election of a receiver, conservator, trustee, custodian or similar official for such party or any substantial part of its property, or the convening of any meeting of creditors for purposes of commencing any such case or proceeding or seeking such an appointment or election, (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment or election, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment or election, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making by such party of a general assignment for the benefit of creditors, or (iv) the admission in writing by such party of such party's inability to pay such party's debts as they become due;

(b) "Additional Purchased Securities", Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

(c) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of the Buyer's Margin Percentage to the Repurchase Price for such Transaction as of such date;

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(d)  "Buyer's Margin Percentage", with respect to any Transaction as of any date, a percentage (which may be equal to the Seller's Margin Percentage) agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date for such Transaction;

(e)  "Confirmation", the meaning specified in Paragraph 3(b) hereof;

(f) "Income", with respect to any Security at any time, any principal thereof and all interest, dividends or other distributions thereon;

(g)  "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;

(h)  "Margin Excess", the meaning specified in Paragraph 4(b) hereof;

(i) "Margin Notice Deadline", the time agreed to by the parties in the relevant Confirmation, Annex I hereto or otherwise as the deadline for giving notice requiring same-day satisfaction of margin maintenance obligations as provided in Paragraph 4 hereof (or, in the absence of any such agreement, the deadline for such purposes established in accordance with market practice);

(j) "Market Value", with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued Income to the extent not included therein (other than any Income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities);

(k) "Price Differential", with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360 day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

(l) "Pricing Rate", the per annum percentage rate for determination of the Price Differential;

(m) "Prime Rate", the prime rate of U.S. commercial banks as published in The Wall Street Journal (or, if more than one such rate is published; the average of such rates);

(n) "Purchase Date", the date on which Purchased Securities are transferred by Seller to Buyer;

(o) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter, except where Buyer and Seller agree otherwise, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Paragraph 4(b) hereof and decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause (ii) of Paragraph 5 hereof;

(p) "Purchased Securities", the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Paragraph 4(a) hereof and shall exclude Securities returned pursuant to Paragraph 4(b) hereof;

(q) "Repurchase Date", the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application of the provisions of Paragraphs 3(c) or 11 hereof;

(r) "Repurchase Price", the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination;

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(s)  "Seller's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of the Seller's Margin Percentage to the Repurchase Price for such Transaction as of such date;

(t) "Seller's Margin Percentage", with respect to any Transaction as of any date, a percentage (which may be equal to the Buyer's Margin Percentage) agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date for such Transaction.

3. INITIATION; CONFIRMATION; TERMINATION

(a) An agreement to enter into a Transaction may be made orally or in writing at the initiation of either Buyer or Seller. On the Purchase Date for the Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an account of Seller.

(b) Upon agreeing to enter into a Transaction hereunder, Buyer or Seller (or both), as shall be agreed, shall promptly deliver to the other party a written confirmation of each Transaction (a "Confirmation"). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction not inconsistent with this Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.

(c) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by transfer to Seller or its agent of the Purchased Securities and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase Price to an account of Buyer.

4. MARGIN MAINTENANCE

(a) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Buyer is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Seller's option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer's Margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as Seller).

(b) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Seller exceeds the aggregate Seller's Margin Amount for all such Transactions at such time (a "Margin Excess"), then Seller may by notice to Buyer require Buyer in such Transactions, at Buyer's option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such

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     cash or any Purchased Securities so transferred, will thereupon not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer).

(c) If any notice is given by the Buyer or Seller under subparagraph (a) or (b) of this paragraph at or before the Margin Notice Deadline on any business day, the party receiving such notice shall transfer cash or Additional Purchased Securities as provided in such subparagraph no later than the close of business in the relevant market on such day. If any such notice is given after the Margin Notice Deadline, the party receiving such notice shall transfer such cash or Securities no later than the close of business in the relevant market on the next business day following such notice.

(d) Any cash transferred pursuant to this Paragraph shall be attributed to such Transactions as shall be agreed upon by Buyer and Seller.

(e) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or Margin Excess, as the case may be, exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).

(f) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs (a) and (b) of this Paragraph to require the elimination of a Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement).

5. INCOME PAYMENTS

   Seller shall be entitled to receive an amount equal to all Income paid or distributed on or in respect of the Securities that is not otherwise received by Seller, to the full extent it would be so entitled if the Securities had not been sold to Buyer. Buyer shall, as the parties may agree with respect to any Transaction (or, in the absence of any such agreement, as Buyer shall reasonably determine in its discretion), on the date such Income is paid or distributed either (i) transfer to or credit to the account of Seller such Income with respect to any Purchased Securities subject to such Transaction or (ii) with respect to Income paid in cash, apply the Income payment or payments to reduce the amount, if any, to be transferred to Buyer by Seller upon termination of such Transaction. Buyer shall not be obligated to take any action pursuant to the preceding sentence (A) to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit, or (B) if an Event of Default with respect to Seller has occurred and is then continuing at the time such Income is paid or distributed.

6. SECURITY INTEREST

   Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all Income thereon and other proceeds thereof.

7. PAYMENT AND TRANSFER

    Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Securities transferred by one party hereto to the other party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and

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   such other documentation as the party receiving possession may reasonably request, (ii) shall be transferred on the book-entry system of a Federal Reserve Bank, or (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer.

8. SEGREGATION OF PURCHASED SECURITIES

   To the extent required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement. Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial or securities intermediary or a clearing corporation. All of Seller's interest in the Purchased Securities shall pass to Buyer on the Purchase Date and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise selling, transferring, pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraphs 3, 4 or 11 hereof, or of Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Paragraph 5 hereof.

   REQUIRED DISCLOSURE FOR TRANSACTIONS IN WHICH THE SELLER RETAINS CUSTODY OF THE PURCHASED SECURITIES

     Seller is not permitted to substitute other securities for those subject to this Agreement and therefore must keep Buyer's securities segregated at all times, unless in this Agreement Buyer grants Seller the right to substitute other securities. If Buyer grants the right to substitute, this means that Buyer's securities will likely be commingled with Seller's own securities during the trading day. Buyer is advised that, during any trading day that Buyer's securities are commingled with Seller's securities, they [will]* [may]** be subject to liens granted by Seller to [its clearing bank]* [third parties]** and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to Seller's ability to satisfy [the clearing]* [any]** lien or to obtain substitute securities.

   *Language to be used under 17 C.F.R. Section 403.4(e) if Seller is a government securities broker or dealer other than a financial institution.

   **Language to be used under 17 C.F.R. Section 403.5(d) if Seller is a financial institution.

9. SUBSTITUTION

(a) Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.

(b) In Transactions in which the Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; provided, however, that such other Securities shall have a Market Value at least equal to the Market Value of the Purchased Securities for which they are substituted.

10. REPRESENTATIONS

   Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and

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   performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing, in the form of an annex hereto or otherwise, in advance of any Transaction by the other party hereto, as agent for a disclosed principal), (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

11. EVENTS OF DEFAULT

   In the event that (i) Seller fails to transfer or Buyer fails to purchase Purchased Securities upon the applicable Purchase Date, (ii) Seller fails to repurchase or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date, (iii) Seller or Buyer fails to comply with Paragraph 4 hereof, (iv) Buyer fails, after one business day's notice, to comply with Paragraph 5 hereof, (v) an Act of Insolvency occurs with respect to Seller or Buyer, (vi) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vii) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder (each an "Event of Default"):

(a) The nondefaulting party may, at its option (which option shall be deemed to have been exercised immediately upon the occurrence of an Act of Insolvency), declare an Event of Default to have occurred hereunder and, upon the exercise or deemed exercise of such option, the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately canceled). The nondefaulting party shall (except upon the occurrence of an Act of Insolvency) give notice to the defaulting party of the exercise of such option as promptly as practicable.

(b) In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the defaulting party's obligations in such Transactions to repurchase all Purchased Securities, at the Repurchase Price therefor on the Repurchase Date determined in accordance with subparagraph (a) of this Paragraph, shall thereupon become immediately due and payable, (ii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder, and (iii) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party's possession or control.

(c) In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase Prices for all such Transactions, all right, title and interest in and entitlement to all Purchased Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.

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(d)  If the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this paragraph, the nondefaulting party, without prior notice to the defaulting party, may:

         (i) as to Transactions in which the defaulting party is acting as Seller, (A) immediately sell, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and

         (ii)as to Transactions in which the defaulting party is acting as Buyer, (A) immediately purchase, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, securities ("Replacement Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source.

     Unless otherwise provided in Annex I, the parties acknowledge and agree that (1) the Securities subject to any Transaction hereunder are instruments traded in a recognized market, (2) in the absence of a generally recognized source for prices or bid or offer quotations for any Security, the nondefaulting party may establish the source therefor in its sole discretion and (3) all prices, bids and offers shall be determined together with accrued Income (except to the extent contrary to market practice with respect to the relevant Securities).

(e) As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting for any excess of the price paid (or deemed paid) by the nondefaulting party for Replacement Securities over the Repurchase Price for such Purchased Securities replaced thereby and for any amounts payable by the defaulting party under Paragraph 5 hereof or otherwise hereunder.

(f) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of the option referred to in subparagraph (a) of this Paragraph.

(g) The defaulting party shall be liable to the nondefaulting party for (i) the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a result of an Event of Default, (ii) damages in an amount equal to the cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (iii) any other loss, dam-age, cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction.

(h) To the extent permitted by applicable law, the defaulting party shall be liable to the nondefaulting party for interest on any amounts owing by the defaulting party hereunder, from the date the defaulting party becomes liable for such amounts hereunder until such amounts are (i) paid in full

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     by the defaulting party or (ii) satisfied in full by the exercise of the nondefaulting party's rights hereunder. Interest on any sum payable by the defaulting party to the nondefaulting party under this Paragraph 11(h) shall be at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.

(i) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

12. SINGLE AGREEMENT

   Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

13. NOTICES AND OTHER COMMUNICATIONS

   Any and all notices, statements, demands or other communications hereunder may be given by a party to the other by mail, facsimile, telegraph, messenger, or otherwise to the address specified in Annex II hereto, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other. All notices, demands and requests hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified in the preceding sentence.

14. ENTIRE AGREEMENT; SEVERABILITY

   This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

15. NON-ASSIGNABILITY; TERMINATION

(a) The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party, and any such assignment without prior written consent of the other party shall be null and void. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be terminated by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

(b) Subparagraph (a) of this Paragraph 15 shall not preclude a party from assigning, charging or otherwise dealing with all or any part of its interest in any sum payable to it under Paragraph 11 hereof.

16. GOVERNING LAW

   This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

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17. NO WAIVERS, ETC.

   No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to Paragraph 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

18. USE OF EMPLOYEE PLAN ASSETS

(a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

(b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

(c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

19. INTENT

(a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in
     Section 741 of Title 11 of the United States Code, as amended (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

(b) It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof, is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

(c) The parties agree and acknowledge that if a party hereto is an "insured depository institution," as such term is defined in the Federal Deposit Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a "qualified financial contract," as that term is defined in the FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

(d) It is understood that this Agreement constitutes a "netting contract" as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a "covered contractual payment entitlement" or "covered contractual payment obligation,"

                                     September 1996. Master Repurchase Agreement
     respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a "financial institution" as that term is defined in FDICIA).

20. DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

   The parties acknowledge that they have been advised that:

(a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under
     Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;

(b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

(c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

CAPITALSOURCE REPO FUNDING LLC

By:    ________________________________
Name:  ________________________________
Title: ________________________________

Date: March 24, 2003

WACHOVIA BANK, NATIONAL ASSOCIATION.

By:    ________________________________
Name:  ________________________________
Title: ________________________________

Date: March 24, 2003

                                     September 1996. Master Repurchase Agreement

                                     ANNEX I
                        SUPPLEMENTAL TERMS AND CONDITIONS

This Annex I forms a part of the Master Repurchase Agreement dated as March 24, 2003 (the "Agreement") between:

WACHOVIA BANK, NATIONAL ASSOCIATION AND

CAPITALSOURCE REPO FUNDING LLC

Capitalized terms used herein but not defined in this Annex I shall have the meanings ascribed to them in the Agreement. Paragraph references are to paragraphs in the Agreement. To the extent that the terms of this Annex I conflict with the terms of the Agreement, the terms of this Annex I shall control.

1. Additional Definitions. Whenever used in the Agreement (including all Annexes), the following words and phrases, unless the context otherwise requires, shall have the meanings set forth below. Capitalized terms defined above in the Agreement whose definitions are also defined by this Annex I shall, for all purposes of the Agreement, be deemed to have been modified by this Annex I.

         (a) "Affiliate" means, with respect to a Person, any other Person that, directly or indirectly, controls, is controlled by or under common control with such Person, or is a director or officer of such Person. For purposes of this definition, "control" (including the terms "controlling," "controlled by" and "under common control with") when used with respect to any specified Person means the possession, direct or indirect, of the power to vote 20% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         (b) "Business Day" means any day other than a Saturday or a Sunday on which (i) banks are not required or authorized to be closed in Minneapolis, Minnesota, New York, New York or Charlotte, North Carolina and (b) if the term "Business Day" is used in connection with the determination of LIBOR, dealings in United States dollar deposits are carried on in the London interbank market.

         (c)      "Buyer" means Wachovia Bank, National Association.

         (d) "Buyer's Margin Percentage" means, with respect to any Transaction, 133.33%.

         (e) "Capital Commitment Agreement" means the Capital Commitment Agreement, dated as of March 24, 2003, by and between CapitalSource Finance LLC and Wachovia Bank, National Association.

         (f) "Charged-Off Loan" means an Eligible Loan as to which any of the following first occurs: (i) all or any portion of any one or more payments remains unpaid for at least ninety (90) days from the original due date for such payment, (ii) the Obligor thereof or any Person obligated thereon is generally unable to meet its financial obligations and (iii) the Obligor or any Person obligated thereon has suffered a material adverse change which materially affects its viability as an ongoing concern.

         (g)      "Confirmation" is defined in Section 5 of this Annex I.

         (h) "Custodial Agreement" means the Custodial Undertaking in connection with the Master Repurchase Agreement, dated as of March 24, 2003, by and among the

                  Buyer, the Seller and Wells Fargo Bank Minnesota, National Association, as custodian.

         (i) "Eligible Loan" has the meaning ascribed to such term in the Third Amended and Restated Loan Certificate and Servicing Agreement, but, as used herein, shall exclude the terms of clause (z) in the definition of "Eligible Loan" in the Third Amended and Restated Loan Certificate and Servicing Agreement.

         (j) "Income" means, with respect to any Security at any time, any principal, interest and other amounts payable thereof pursuant to any Underlying Document.

         (k) "LIBOR" means, with respect to the Transactions, the rate per annum equal to the rate appearing as one-month LIBOR on Telerate page 3750 as of 11:00 a.m., London time, (or if not so reported, then as determined by Buyer from another recognized source or interbank quotation), rounded up to the nearest one-eighth of one percent (1/8%), as calculated on the second London Business Day before the Purchase Date and as subsequently adjusted on the first day of the first calendar month following the Purchase Date and on the first day of each calendar month through and until the date of determination.

         (l) "Loan" means any Senior Secured Loan or Subordinated Loan sold or contributed to the Seller and included as part of the outstanding assets of the Seller.

         (m) "London Business Day" means a day of the year on which dealings in United States dollars are carried on in the London interbank market and banks are not required or authorized to close in London or in New York, New York.

         (n) "Market Value" means, with respect to any Securities as of any date, the price determined by Buyer in its sole and absolute discretion; provided, however, that in the event that (i) all or any portion of any one or more payments due under any Security is not paid when due (after giving effect to any grace period) or would be so delinquent but for any amendment, modification, waiver or variance made to such Security resulting from the Obligor's inability to pay such Security in accordance with its terms, (ii) any Security is classified as delinquent by the Buyer, (iii) the related Obligor is not paying any of the accrued and unpaid interest on a current basis, (iv) any Security becomes a Charged-Off Loan, (v) any Act of Insolvency with respect to the Seller occurs, (vi) any other default occurs that would, individually or in the aggregate, result in a Material Adverse Effect or (vii) the Purchased Securities have not been transferred from Buyer to Seller at the Repurchase Price on the Termination Date (unless such inaction is waived by the Buyer), the Market Value shall equal zero (0).

         (o) "Material Adverse Effect" means, with respect to any event or circumstance, a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Seller, the Servicer or CapitalSource Finance LLC, (b) the validity, enforceability or collectibility of this Agreement, the Custodial Agreement or the Sale Agreement or the validity, enforceability or collectibility of the Purchased Securities generally or any material portion of the Purchased Securities, (c) the rights and remedies of the Buyer, (d) the ability of the Seller, the Servicer or the CapitalSource Finance LLC to perform its obligations under this Agreement, the Custodial Agreement or the Sale Agreement, or (e) the status, existence, perfection, priority or enforceability of the Buyer's interest in the Purchased Securities.

         (p) "Obligor" means, with respect to any Eligible Loan, any Person or Persons obligated to make payments pursuant to or with respect to such Eligible Loan, including any guarantor thereof.

         (q) "Permitted Liens" means the liens granted in the Underlying Documents (other than the promissory notes) in respect of the CapitalSource Commercial Loan Trust 2002-1 Transaction (as defined in the Third Amended and Restated Loan Certificate and Servicing Agreement), CapitalSource Commercial Loan Trust 2002-2 Transaction (as defined in the Third Amended and Restated Loan Certificate and Servicing Agreement), the Third Amended and Restated Loan Certificate and Servicing Agreement, the private placement transaction of commercial loan-backed notes contemplated with respect to CapitalSource Commercial Loan Trust 2003-1 and, subject to prior written approval by the Buyer, any other asset-backed commercial paper or private placement transaction.

         (r) "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

         (s) "Pricing Rate" means LIBOR plus two hundred fifty (250) basis points; provided that after the occurrence and during the continuation of an Event of Default, the Pricing Rate shall mean LIBOR plus four hundred fifty (450) basis points.

         (t) "Purchase Date" means the purchase date specified on the Confirmation.

         (u) "Purchase Price" means (i) on the Purchase Date, the amount equal to 75% of the of aggregate principal amount of the Purchased Securities as of such date minus any deferred interest that is added to the principal amount of any Purchased Security, and (ii) thereafter decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) of the Agreement or applied to reduce Seller's obligations under Paragraph 5 of the Agreement.

         (v) "Purchased Securities" means the Securities transferred by Seller to Buyer in a Transaction under the Agreement, which Securities shall be a minimum of five (5) Securities (in the aggregate) at all times on and after the initial Purchase Date until the Repurchase Date. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Paragraph 4(a) of the Agreement. The Buyer shall have sole and absolute discretion in determining whether it will purchase any Security from the Seller.

         (w) "Revolving Loan" has the meaning ascribed to such term in the Third Amended and Restated Loan Certificate and Servicing Agreement. Any Revolving Loan referred to herein shall be subject to the terms of Section 13.8 of the Third Amended and Restated Loan Certificate and Servicing Agreement.

         (x) "Sale Agreement" means the Sale Agreement, dated as of March 24, 2003, by and among CapitalSource Finance LLC, as seller, and Seller, as buyer.

         (y) "Securities" means any Loan that, as of its Purchase Date, satisfies each of the following criteria: (i) such Loan is an Eligible Loan, (ii) the Buyer in its sole and absolute discretion has approved such Loan for purchase by the Seller,
                  (iii) such Loan is a Revolving Loan or a Term Loan, and (iv) the outstanding principal amount of such Loan does not exceed $20,000,000.

         (z)      "Seller" means CapitalSource REPO Funding LLC.

         (aa) "Senior Secured Loan" any Loan secured by a first priority lien on an Obligor's assets and which has a Loan-to-Value Ratio (as defined in the Third Amended and Restated Loan Certificate and Servicing Agreement) of less than 90%.

         (bb) "Servicer" means CapitalSource Finance LLC, in its capacity as servicer under the Sale Agreement.

         (cc) "Subordinated Loan" means any type of Loan other than a Senior Secured Loan.

         (dd) "Term Loan" means a Loan that is a term loan that has been fully funded and does not contain any unfunded commitment.

         (ee) "Termination Date" means the date which is ninety days (90) from the date of the Agreement, provided that this date shall be automatically extended for one additional ninety day (90) period unless the Buyer or Seller provides 20 days' prior written notice to the other party that it does not wish to have the Termination Date so extended.

         (ff) "Third Amended and Restated Loan Certificate and Servicing Agreement" means the Third Amended and Restated Loan Certificate and Servicing Agreement, dated as of February 25, 2003, as amended by Amendment No. 1 to Third Amendment and Restated Loan Certificate and Servicing Agreement, dated as of March 3, 2002, by and among CapitalSource Funding LLC, as the seller, CapitalSource Finance LLC, as the originator and as the servicer, Variable Funding Capital Corporation, Fairway Finance Corporation, Eiffel Funding, LLC, and Hannover Funding Company LCC, as the purchasers, Wachovia Bank, National Association., as the administrative agent and as the VFCC agent, BMO Nesbitt Burns Corp., as the Fairway agent, CDC Financial Products Inc., as the Eiffel agent, Norddetsche Landesbank Girozentrale, as the Hannover agent, and Wells Fargo Bank Minnesota, National Association, as the backup servicer and the collateral custodian, as amended, modified, waived, supplemented or restated from time to time.

         (gg) "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

         (hh) "Underlying Documents" means, with respect to the applicable Purchased Security, any note, security instrument, guaranty or other instrument or loan document executed in connection with the indebtedness evidenced by such Purchased Security.

2. Additional Representations. In addition to the representations and warranties set forth in Paragraph 10 of the Agreement, Seller additionally represents and warrants to Buyer that as of the date of the Agreement and as of each Purchase Date, or such other date or dates indicated below:

         (a) Immediately prior to the Transactions, Seller shall own the Securities free and clear of all pledges, liens, security interests, encumbrances, charges and other adverse claims (other than Permitted Liens), and upon the consummation of the Transactions, Buyer shall (i) be the owner of the Securities free and clear of any adverse claim and (ii) obtain a valid, perfected first priority security interest in the Securities;

         (b) There is no action, suit, proceeding, investigation or arbitration pending or threatened against Seller which may result in any material adverse change in the business, operations, financial conditions, properties or assets of Seller or which may have an adverse effect on the validity of the Agreement or the Purchased Securities or any action taken or to be taken in connection with the obligations of Seller contemplated in the Agreement;

         (c) Seller has the power and authority and the legal right to execute and deliver, to perform its obligations under the Agreement and has taken all necessary action to authorize its execution, delivery and performance of the Agreement;

         (d) The Agreement constitutes Seller's legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

         (e) The consummation of the transactions contemplated by the Agreement and the fulfillment of the terms thereof will not
                  (i) conflict with, result in any material breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, Seller's operating agreement or other organizational documents, (ii) result in the creation or imposition of any lien, adverse claim or other encumbrance upon any of Seller's assets, other than as expressly created under the Agreement, or (iii) violate any law or order, rule or regulation applicable to Seller of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over Seller or any of its assets;

         (f) All material actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency that are necessary in connection with Seller's execution, delivery and performance of the Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by the Agreement and the performance of its obligations under the Agreement; and

         (g) Except as explicitly set forth in this Agreement: (i) there are no agreements on the part of Seller to issue, sell or distribute the Purchased Securities, other than the Agreement; and (ii) Seller has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or any interest therein or to pay any dividend or make any distribution in respect of the Purchased Securities.

3. Additional Covenants of Seller. While there is an outstanding Transaction, Seller hereby agrees as follows:

         (a) Seller shall promptly deliver or cause to be delivered to Buyer, upon receipt by Seller, (i) notice of any "default" or "event of default", however defined, under any Underlying Document, (ii) any report or notice received by Seller pursuant to the Underlying Documents that is required to be delivered to the registered holder of the Purchased Securities promptly following receipt thereof and (iii) any other such document or information relating to the Purchased Securities as Buyer may reasonably request from time to time.

         (b) If Seller shall receive any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any Purchased Securities, or otherwise in respect thereof, Seller shall accept the same as Buyer's agent, hold the same in trust for Buyer and deliver the same forthwith to Buyer in the exact form received, together with duly executed instruments of transfer or assignment in blank and such other documentation as Buyer shall reasonably request. If any sums of money or property are paid or distributed in respect of the Purchased Securities and received by Seller, Seller shall promptly pay or deliver such money or property to Buyer and, until such money or property is so paid or delivered to Buyer, hold such money or property in trust for Buyer, segregated from other funds of Seller.

         (c) At any time and from time to time, upon the written request of Buyer, and at the sole expense of Seller, Seller will promptly and duly execute and deliver such further instruments and documents and take such further actions as Buyer may reasonably request for the purposes of obtaining or preserving the full benefits of the Agreement and all Underlying Documents and of the rights and powers therein granted.

         (d) Seller shall pay, and save Buyer harmless from, any and all liabilities with respect to, or resulting from, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Purchased Securities or in connection with any of the transactions contemplated by the Agreement and all Underlying Documents, including any delay in the payment thereof, other than income taxes of Buyer.

         (e) Upon five (5) Business Days' prior written notice to Buyer, Seller may amend or modify, or waive any term or condition of, or settle or compromise any claim in respect of, any item of the Purchased Securities, Underlying Documents or any related rights. In connection therewith, the Seller herby acknowledges that such amendment or compromise may result in an adjustment by the Buyer of the Market Value of the Purchased Securities; provided that if the Seller disagrees with such adjusted Market Value, its sole remedy shall be to tender the Repurchase Price.

         (f) Seller shall promptly notify Buyer upon receipt of notice or actual knowledge of the occurrence of any Event of Default.

4. Additional Covenant of Seller and Buyer. Each of the Seller and Buyer agrees that it will not institute against, or join any other Person in instituting against, the Seller any Act of Insolvency so long as there shall not have elapsed one (1) year and one (1) day since the Repurchase Date.

5. Modification of Subparagraph 3(b) of the Agreement. Subparagraph 3(b) of the Agreement is deleted and replaced with the following:

                  "(b)     Upon agreeing to enter into a Transaction under the
         Agreement, Buyer or Seller (or both), as shall be agreed, shall deliver to the other party a written confirmation of each Transaction in the form attached as Annex III to this Agreement (a "Confirmation") at least two (2) Business Days' prior to the Purchase Date for such Transaction. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt of such Confirmation. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail."

6.       Modification of Paragraph 4 of the Agreement.

         (a) Subparagraph 4(d) of the Agreement is deleted and replaced with the following:

                           "(d)     Any cash transferred pursuant to this
                  Paragraph shall be applied by Buyer as a reduction against the Repurchase Price."

         (b) Subparagraph 4(e) of the Agreement is deleted and replaced with the following:

                           "Seller and Buyer agree, with respect to any or all
                  Transactions hereunder, that the rights of Buyer under subparagraph (a) of this Paragraph may be exercised only where a Margin Deficit exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions)."

         (c) Subparagraph 4(f) of the Agreement is deleted and replaced with the following:

                           "Seller and Buyer agree, with respect to any or all
                  Transactions hereunder, that the rights of Buyer under subparagraph (a) of this Paragraph to require the elimination of a Margin Deficit may be exercised whenever such a Margin Deficit exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement)."

7. Modification of Paragraph 5 of the Agreement. Paragraph 5 is deleted and replaced with the following:

         "(a) With respect to Income from any interest, fees or other similar payment made pursuant to any Underlying Document ("Interest Income"), Seller shall be entitled to receive an amount equal to the Interest Income paid or distributed on or in respect of the Purchased Securities, to the full extent it would be so entitled if the Securities had not been sold to Buyer; provided, however, the Seller shall not be entitled to receive any Interest Income in the event that, at the time such Interest Income is paid or distributed, (i) a Margin Deficit exists or (ii) an Event of Default with respect to Seller (including an Event of Default relating to the Underlying Documents) has occurred and is then continuing. Such amounts referred to in the preceding proviso shall then be treated as Principal Income (as defined in clause (b) below), and shall reduce the Market Value of the Purchased Securities on which such amounts are paid or distributed in accordance with the terms of clause (b) below.

         (b) With respect to Income from any principal or cash payment made pursuant to any Underlying Document ("Principal Income"), the Market Value of the Purchased Securities on which such Principal Income is paid or distributed shall be reduced by the amount of such Principal Income, which reduction shall result in a Margin Deficit. In accordance with Section 4(a), Seller shall be required to transfer to the Buyer within two
                  (2) Business Days cash or Additional Purchased Securities so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer's Margin Amount.

8. Modification of Paragraph 6 of the Agreement. Paragraph 6 of the Agreement is deleted and replaced with the following:

                  "Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all Income thereon and other proceeds thereof and any and all rights of Seller under the Underlying Documents. Seller hereby authorizes Buyer to file a financing statement indicating Seller as debtor and Buyer as secured party and describing as the collateral covered thereby "all of the debtor's personal property or assets" or words to that effect, notwithstanding that such wording may be broader in scope than the collateral described in this Agreement."

9. Modification of Paragraph 7 of the Agreement. Clause (iii) of Paragraph 7 is deleted and replaced with the following:

                           "(iii)   shall be transferred in accordance with the
                  terms of the Custodial Agreement."

10. Modification of Paragraph 8 of the Agreement. Paragraph 8 of the Agreement is deleted and replaced with the following:

                  "All of Seller's interest in the Purchased Securities shall pass to Buyer on the Purchase Date and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise selling, transferring, pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraphs 3, 4 or 11 hereof, or of Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Paragraph 5 hereof."

11.      Modification of Paragraph 11 of the Agreement.

         (a) The following language is added to the first paragraph of Paragraph 11 as new clauses (viii) and (ix):

                           "(viii) Seller shall fail to perform or comply with,
                  admit its inability to perform or state its intention not to perform or comply with its obligations and covenants under this Agreement; and

                           (ix) Either (A) this Agreement, the Custodial
                  Agreement, the Sale Agreement and Underlying Documents (including endorsements and assignments reflecting the transfer of the Purchased Securities) and related deliverables shall for any reason not cause, or shall cease to cause, Buyer to be the owner free and clear of any adverse claim to any of the Purchased Securities subject to the Transactions, or, in the alternative (as contemplated by Paragraph 6 of this Agreement), (B) this Agreement and Underlying Documents (including endorsements and assignments reflecting the transfer of the Purchased Securities) and related custodial deliveries shall for any reason not create, or shall cease to create, a valid, perfected first priority security interest in favor of Buyer in any of the Purchased Securities subject to the Transactions."

         (b) In addition to the rights under Paragraph 11(a) of the Agreement, upon an Event of Default relating to Seller, Buyer shall no longer be obligated to enter into any additional Transactions pursuant to any outstanding Confirmation.

12. Modification of Paragraph 13 of the Agreement. Paragraph 13 of the Agreement is deleted and replaced with the following:

                  "13. Notices and Other Communications. Any and all notices, statements, demands or other communications under this Agreement may be given by a party to the other by mail, facsimile, electronic mail, telegraph, messenger or otherwise to the address specified in Annex II to this Agreement, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other; provided, however, that with respect to notice delivered by electronic mail or facsimile, such notice shall not be deemed to have been received unless the sender has received confirmation of receipt."

13. Conditions Precedent. Buyer's obligation to purchase Securities under the Agreement shall be subject to the following terms and conditions:

         (a) The Agreement and this Annex I shall have been executed and delivered by a duly authorized officer of Buyer and Seller;

         (b) Buyer shall have received a Confirmation on each related Purchase Date, executed and delivered by a duly authorized officer of Seller;

         (c) The representations and warranties of Seller in Paragraph 10 of the Agreement and Paragraph 3 of this Annex I shall be true and correct as of each Purchase Date;

         (d) No Event of Default relating to Seller shall have occurred and be continuing;

         (e) No "default" shall have occurred under the Underlying Documents relating to such Securities;

         (f) In connection only with the original purchase, Buyer shall have received opinions of counsel to Seller, in form and substance satisfactory to Buyer;

         (g) In connection only with the original purchase, Buyer shall have received such other and further documents and legal opinions as Buyer in its sole discretion shall require; and

         (h) Buyer shall receive written confirmation from Custodian that Custodian has received the Required Loan Documents (as defined in the Custodial Agreement).

14. Assignment of the Sale Agreement. The Seller hereby assigns to the Buyer all of the Seller's right, title and interest in and to, but none of its obligations under, the Sale Agreement, the Custodial Agreement, the Capital Commitment Agreement and any UCC financing statements filed under or in connection therewith. In furtherance and not in limitation of the foregoing, the Seller hereby assigns to the Buyer its right to indemnification under Article VIII of the Sale Agreement. The Seller confirms that the Buyer shall have the sole right to enforce the Seller's rights and remedies under the Sale Agreement, the Custodial Agreement, the Capital Commitment Agreement and any UCC financing statements filed under or in connection therewith.

15. Payment of Pricing Differential. Notwithstanding anything to the contrary herein, the parties agree that on each day after the initial Purchase Date that LIBOR is adjusted, the Seller shall pay to Buyer in accordance with the terms of Section 7 an amount equal to the Pricing Differential as of such date.

16. Servicing the Purchased Securities. The Seller and Buyer agree that the Servicer shall service the Purchased Securities in accordance with
         Section 1.6 of the Sale Agreement.

17.      Indemnification.

         (a) Seller agrees to hold Buyer, and its Affiliates and their officers, directors, employees, agents and advisors (each an "Indemnified Party") harmless from and indemnify any Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind (including the costs and expenses of legal counsel) which may be imposed on, incurred by or asserted against such Indemnified Party (collectively, the "Costs") relating to or arising out of the Agreement, the Custodial Agreement, the Capital Commitment Agreement, the Underlying Documents or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Agreement, the Custodial Agreement, the Capital Commitment Agreement, the Underlying Documents or any transaction contemplated hereby or thereby, that, in each case, results from anything other than any Indemnified

                  Party's gross negligence or willful misconduct. Without limiting the generality of the foregoing, Seller agrees to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all Costs with respect to all Purchased Securities relating to or arising out of any violation or alleged violation of any law, rule or regulation that, in each case, results from anything other than such Indemnified Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by an Indemnified Party in connection with any Purchased Security for any sum owing under such Purchased Securities, or to enforce any provisions of any Purchased Security or any Underlying Document, Seller will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor under such Purchased Securities, arising out of a breach by Seller of any obligation under such Purchased Securities or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Seller. Seller also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all such Indemnified Party's reasonable costs and expenses incurred in connection with the enforcement or the preservation of such Indemnified Party's rights under the Agreement, any Underlying Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel.

         (b) Seller agrees to pay as and when billed by Buyer all the reasonable due diligence, inspection, testing and review costs and expenses incurred by Buyer with respect to Purchased Securities under the Agreement, including, but not limited to, those reasonable costs and expenses incurred by Buyer and reimbursable by Seller pursuant to Subparagraph 10(a) above.

         (c) The remedies provided for above are in addition to any rights or remedies that Buyer may have pursuant to Paragraph 11 or any other provision of the Agreement and are in addition to any other rights or remedies that Buyer may have at equity or law.

18. No Margin Excess; No Retention; No Substitution. Notwithstanding anything to the contrary in the Agreement, the parties agree that Seller shall have no right to (A) require Buyer to transfer cash or Purchased Securities upon the occurrence of a Margin Excess, or (B) substitute other Securities for Purchased Securities as contemplated by Paragraph 9 of the Agreement. In accordance with such agreement between the parties, the following terms and conditions of the Agreement are hereby rendered inoperative and void:

         (a)      All of Subparagraphs 2(h), 2(s) and 2(t);

         (b)      All of Subparagraph 4(b); and

         (c)      All of Paragraph 9 of the Agreement.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

19. Counterparts. The Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed an original, and such counterparts shall constitute but one and the same instrument.

WACHOVIA BANK, NATIONAL                  CAPITALSOURCE REPO FUNDING
ASSOCIATION                              LLC

    /s/ Yu-Ming Wang                         /s/ Steven A. Museles
By:_________________________             By:____________________________
      Yu-Ming Wang                             Steven A. Museles
Name:_______________________             Name:__________________________
       MD                                       Senior Vice President
Title:______________________             Title:_________________________

                                    ANNEX II

             NAMES AND ADDRESSES FOR COMMUNICATIONS BETWEEN PARTIES

IF TO SELLER:

CapitalSource REPO Funding LLC
c/o CapitalSource Finance LLC
4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland 20815
Attention: Steven A. Museles
Telecopy:  (301) 841-2380
E-mail: smuseles@capitalsource.com

with a copy to:

Patton Boggs, LLP
2001 Ross Avenue
Suite 3000
Dallas, TX 75291
Attention: Charles P. Miller
Telecopy:  (214) 758-1550
E-mail: cmiller@pattonboggs.com

IF TO BUYER:

Wachovia Bank, National Association.      Wachovia Bank, National Association.
8739 Research Drive                       One Wachovia Center, Mail Code: NC0610
Charlotte, North Carolina 28262-0675      Charlotte, North Carolina 28288
Attention: Jennifer Armour                Attention: William J. Brown
Telecopy: (704) 593-7032                  Telecopy:  (704) 383-4012
E-mail: jennifer.armour@wachovia.com      E-mail: william.brown@wachovia.com

Wachovia Bank, National Association.      Wachovia Bank, National Association.
One Wachovia Center, Mail Code: NC0601    One Wachovia Center, Mail Code: NC0601
Charlotte, North Carolina 28288           Charlotte, North Carolina 28288
Attention: Steve Kramer                   Attention: Lisa Ambrosia
Telephone: (704) 383-0740                 Telephone: (704) 374-3266
E-mail: steve.kramer@wachovia.com         E-mail: lisa.ambrosia@wachovia.com
with a copy to:

Mayer, Brown, Rowe & Maw
214 North Tryon Street, Suite 3800
Charlotte, North Carolina 28202
Attention: John M. Timperio
Telecopy: (704) 377-2033
E-mail: jtimperio@mayerbrownrowe.com

                                    ANNEX III
                              FORM OF CONFIRMATION

                              CONFIRMATION OF TRADE

                                     [DATE]

CapitalSource REPO Funding LLC
c/o CapitalSource Finance LLC
4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland 20815
Attention: Steven A. Museles
Telecopy: (301) 841-2380

Ladies and Gentlemen:

         Reference is made to the Master Repurchase Agreement, dated as of March 24, 2003 (the "Master Repurchase Agreement") between Wachovia Bank, National Association. (the "Buyer") and CapitalSource REPO Funding LLC (the "Seller"). Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Master Repurchase Agreement. The Buyer and the Seller hereby confirm the Buyer's purchase on the date hereof from the Seller under the Master Repurchase Agreement of Purchased Securities listed on Schedule A attached hereto.

         Purchase Date:                                    ____________, 2003

         Repurchase Date:                                  ____________, 2003

         Total Market Value:                               $______________

         Total Purchase Price                              $______________

         (Total Market Value x 75%):

         Terminable on Demand? (Y/N)                       _______________

         Pricing Rate Margin:                              _______________%

         Buyer's Margin Percentage:                        _______________%

         Margin Notice Deadline:                           _____________ p.m. ET

         All Securities Listed on Schedule A
         Approved by Buyer as Purchased Securities? (Y/N)  ________________

                  Kindly acknowledge your agreement to the foregoing by signing and returning the copy of this letter.

                                     III-1

                                  Sincerely,

                                  WACHOVIA BANK, NATIONAL ASSOCIATION.

                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                                  Acknowledged and Agreed to:

                                  CAPITALSOURCE REPO FUNDING LLC

                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                                  SEE ATTACHED SCHEDULE B FOR WIRE INSTRUCTIONS.

                                     III-2

                                   SCHEDULE A

                        SCHEDULE OF PURCHASED SECURITIES

                                                                    Moody's
                                         Primary     CS Lending    Industry
Loan Name    Lending Type   Loan Type   Collateral     Group      Description   Market Value    Purchase Price
---------    ------------   ---------   ----------   ----------   -----------   ------------    --------------

                                   SCHEDULE B

                                WIRE INSTRUCTIONS

Bank:         Bank of America, Baltimore, MD
Account:      003930250176
ABA:          052001633
Account Name: CapitalSource Finance LLC

                                      B-1